UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                    ABN AMRO
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1)      Title of each class of securities to which transaction applies:

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        (2)      Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4)      Proposed maximum aggregate value of transaction:

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        (5)      Total fee paid:

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[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:

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        (2)      Form, Schedule or Registration Statement No.:

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        (4)      Date Filed:

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

                            [Vedder Price Letterhead]

                                          November 1, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re: Preliminary Proxy Materials for ABN AMRO Funds, on behalf of its series ABN AMRO Value Fund ("Registrant")
          File No.: 811-8004

To the Commission:

     On behalf of the above Registrant, electronically transmitted herewith is a preliminary proxy statement and form of proxy for the Registrant. It is intended that definitive proxy materials will be mailed on or about November 14, 2001. Please call the undersigned at (312) 609-7532 with any questions or comments regarding this filing.

                                         Very truly yours,



                                         /s/Mark L. Winget
                                         ------------------
                                         Mark L. Winget

MLW/rek

Enclosures

                                 ABN AMRO FUNDS
                               ABN AMRO VALUE FUND
                             171 North Clark Street
                             Chicago, Illinois 60601

Dear Fellow Shareholder:

We are pleased to enclose a Notice, Proxy Statement and proxy card for a Special Meeting of Shareholders of the ABN AMRO Value Fund (the "Fund") a series of the ABN AMRO Funds (the "Trust"). The meeting is scheduled to be held at 10:00 a.m., Eastern Time, December 21, 2001 at the offices of PFPC Inc., 101 Federal Street, Boston, Massachusetts.

We are asking shareholders of the Fund to approve a new sub-investment advisory agreement with MFS Institutional Advisors, Inc. ("MFS"). Currently, the Fund is subadvised by Mellon Equity Associates, LLP ("Mellon"). The new sub-investment advisory agreement with MFS is substantially similar to the Fund's current sub-investment advisory agreement with Mellon except for the entity serving as sub-adviser, the dates of execution and termination and the fees charged at higher asset levels. The change in fees, however, will be borne by the Fund's investment adviser and not shareholders. Moreover, the investment adviser has voluntarily agreed to lower the contractual total expense limitations currently in place from 1.08% to .94% resulting in lower overall fees paid by fund shareholders. To aid you in understanding the proposal, we have also enclosed a Questions & Answers section regarding the proposal.

The Board of Trustees reviewed the new sub-adviser and new sub-investment advisory agreement at a telephonic board meeting and tentatively approved the new sub-investment advisory agreement. The Board tentatively concluded that the shareholders will be better served by engaging MFS to serve as sub-adviser. The new sub-investment advisory agreement is contingent upon shareholder approval and further Board approval at an in-person meeting called for the purposes of considering the new sub-investment advisory agreement, as required by the Investment Company Act of 1940.

YOUR VOTE IS IMPORTANT! Please review the attached proxy statement carefully. Enclosed is a proxy card that we ask you to complete, sign, date and return as soon as possible in the postage-paid envelope. Thank you for your attention and your vote with regard to these important proposals. Please call shareholder services at (800) 992-8151 if you need more information.

Sincerely,

/S/ KENNETH C. ANDERSON

Kenneth C. Anderson
President

                                                               November __, 2001

             IMPORTANT NEWS FOR SHAREHOLDERS OF ABN AMRO VALUE FUND

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your fund which will require a shareholder vote.

                              QUESTIONS AND ANSWERS

Q:   WHAT IS HAPPENING?

     A: On October 24, 2001, the Board of Trustees, at a telephonic meeting, tentatively approved a new sub-investment advisory agreement between the investment adviser for the ABN AMRO Value Fund (the "Fund"), ABN AMRO Asset Management (USA) LLC (the "Adviser"), and MFS Institutional Advisors, Inc. ("MFS"). Currently, Mellon Equity Associates, LLP ("Mellon") serves as the Fund's sub-adviser. Subject to shareholder approval of the new sub-investment advisory agreement and further Board approval of the new sub-investment advisory agreement at an in-person meeting called for the purpose of considering the new sub-investment advisory agreement, as required by the Investment Company Act of 1940, as amended ("1940 Act"), MFS will become the Fund's sub-adviser. The Board is expected to meet in-person on December 20, 2001 to continue its evaluation of the proposal, at which time it will meet with representatives of MFS.

          The following pages give you additional information about the new sub-investment advisory agreement and certain other matters.

Q:   WHY THE PROPOSAL FOR A NEW SUB-ADVISER TO THE FUND?

     A: The Board of Trustees tentatively concluded that shareholders will benefit from a change in sub-adviser to MFS. As a result of its monitoring of the performance of Mellon, combined with a determination by a major shareholder of the Fund that it desired to have its assets managed by MFS, the Adviser evaluated MFS and concluded that shareholders would be better served by a change in sub-adviser. Accordingly, the Adviser recommended to the Board that such change be made. In addition, the Adviser has agreed to voluntarily lower the contractual total expense limitations currently in place from 1.08% to .94%.

Q:   WHY AM I BEING ASKED TO VOTE ON A NEW SUB-INVESTMENT ADVISORY AGREEMENT?

     A: The 1940 Act, which regulates investment companies such as your Fund, requires a shareholder vote to approve such a new sub-investment advisory agreement. The new sub-investment advisory agreement is substantially identical to the existing sub-investment advisory agreement, except for the entity serving as sub-adviser, the dates of execution and termination and fees paid by the investment adviser to the sub-adviser. Advisory fees paid by the Fund to the Adviser will remain the same. Shareholders will benefit from lower overall fees due to the lower contractual total expense limitations.

Q:   WHOM DO I CALL FOR MORE INFORMATION?

     A:   Please call shareholder services at (800) 992-8151.

                                 ABN AMRO FUNDS
                             171 North Clark Street
                             Chicago, Illinois 60601

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             OF ABN AMRO VALUE FUND
                         To be held on December 21, 2001

To the Shareholders of ABN AMRO VALUE FUND:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of ABN AMRO Value Fund (the "Fund"), a series of ABN AMRO Funds (the "Trust"), a Delaware business trust, will be held at the offices of PFPC Inc., 101 Federal Street, Boston, Massachusetts on December 21, 2001 at 10:00 a.m. Eastern Time (the "Special Meeting") for the following purposes:

     1. To approve or disapprove a new sub-investment advisory agreement for the Fund with MFS Institutional Advisors, Inc.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on October 31, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                 By order of the Board of Trustees
                                 Gerald Dillenburg
                                 Senior Vice President, Secretary and Treasurer
November __, 2001

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                             INSTRUCTIONS FOR VOTING

     If you plan to vote by mail, the following general rules will help you to properly sign your proxy card. Please read carefully because if you do not sign your proxy card properly your vote will be invalidated.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Both parties must sign and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


REGISTRATION                                     VALID SIGNATURE

CORPORATE ACCOUNTS

(1)      ABC Corp.                               ABC Corp. by
                                                     John Doe, Treasurer

(2)      ABC Corp.                               John Doe
             John Doe, Treasurer

(3)      ABC Corp. Profit Sharing Plan           John Doe

TRUST ACCOUNTS

(1)      ABC Trust                               Jane B. Doe, Trustee

(2)      Jane B. Doe, Trustee

                  u/t/d/ 12/28/78                Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)      John B. Smith, Cust.
                 f/b/o John B. Smith, Jr. UGMA   John B. Smith

(2)      Estate of John B. Smith                 John B. Smith, Jr., Executor

                                 ABN AMRO FUNDS
                             171 North Clark Street
                             Chicago, Illinois 60601

                         SPECIAL MEETING OF SHAREHOLDERS
                             OF ABN AMRO VALUE FUND
                               November ___, 2001





                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the ABN AMRO Funds (the "Trust") for the ABN AMRO Value Fund (the "Fund"), for use at a Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Eastern Time on December 21, 2001 at the offices of PFPC Inc., 101 Federal Street, Boston Massachusetts, and any adjournments thereof (the "Special Meeting"). A Notice of Special Meeting and proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are first being mailed to shareholders on or about November 14, 2001. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers and employees of the Trust, PFPC Inc., the Trust's transfer agent, or other representatives of the Trust. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. The Fund's most recent annual report is available upon request without charge by writing the Trust at P.O. Box 5164, Westborough, MA 01581 or calling 800 992-8151.

     If each enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked thereon. If no direction is indicated, it will be voted FOR the proposal listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

     Under the Company's Trust Instrument dated September 8, 1993, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of one third (33 1/3%) of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment if they determine that such adjournment and additional solicitation are reasonable and in the best interests of the Fund. The Fund will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy.

     The proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have the effect of a "no" vote on the proposal.

     The Board of Trustees has fixed the close of business on October 31, 2001, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting and all adjournments thereof. At the close of business on the Record Date there were _____________ Class N Shares of the Fund outstanding. As of the Record Date, to the best knowledge of the management of the Fund, the shareholders shown on Appendix 1 to this Proxy Statement owned of record or beneficially 5% or more of the shares of any class of the Fund. As of October 31, 2001, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of the Fund.

     In order that your shares may be represented at the Special Meeting, you are requested to:

     --indicate your instructions on the enclosed proxy card;

     --date and sign the proxy card;

     --mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     --allow sufficient time for the proxy card to be received on or before 10:00 a.m. Eastern Time on December 21, 2001.



                                 PROPOSAL NO. 1

                  TO APPROVE OR DISAPPROVE A NEW SUB-INVESTMENT
                         ADVISORY AGREEMENT FOR THE FUND

                                  INTRODUCTION

     As part of its oversight of sub-advisers, ABN AMRO Asset Management (USA) LLC (the "Adviser"), the Fund's investment adviser, has been monitoring the performance of Mellon Equity Associates, LLP ("Mellon"), the Fund's sub-investment adviser. Mellon has served as sub-adviser to the Fund since December 6, 1999. As of September 30, 2001, the Fund's investment performance has been -17.45% and -5.39% for the one and two year periods, respectively. During this same period, the Fund has ranked in the 4th Quartile based upon its Lipper peer group (Multi-cap category), and has received an overall rating of three stars by Morningstar in the large cap value category.

     Independent of the Adviser's analysis, the Fund's largest shareholder, the ABN AMRO Group Profit Sharing and Savings Plan (the "Plan"), hired a third-party consultant who recommended that MFS Institutional Advisors, Inc. ("MFS") manage the Plan's assets held in the Fund. The Plan owns approximately 41% of the Fund as of September 30, 2001 and indicated its intention to redeem its shares.

     MFS has a significantly better performance record for a comparable fund over the same one and two year periods ending September 30, 2001, as compared to the Fund. The MFS Value Fund had investment performance of -7.01% and ___% for the one and two year periods, respectively ended September 30, 2001. In its Lipper category (Large cap value), the MFS Value Fund ranked in the 1st Quartile for the same periods and received a Morningstar overall rating of five stars in the large cap value category.

     Based upon these factors, the Adviser determined to recommend to the Board that the sub-adviser for the Fund be changed from Mellon to MFS. [The Adviser believes that the Plan will remain in the Fund if the new sub-investment advisory agreement is approved.] In negotiating a proposed sub-investment advisory agreement with MFS, at the current asset level, the Adviser would pay the same fee to MFS as it currently would pay to Mellon. However, at larger asset levels, the Adviser would pay a higher fee to MFS than it currently would pay to Mellon because of different breakpoints and fees at those breakpoints. The increased cost to the Adviser, however, would not be borne by shareholders. Any differences would be borne solely by the Adviser. Shareholders will see a reduction in overall fees, however, because the Adviser has agreed to lower the contractual total expense limitations currently in place from 1.08% to .94%.

     On October 24, 2001, the Board of Trustees held a meeting by telephone to consider changing the sub-adviser to MFS. Based upon the information provided at that meeting, the Board tentatively concluded that it was in the best interests of all shareholders to enter into a sub-investment advisory agreement with MFS. The Board did not take final action at that meeting because Section 15 of the 1940 Act requires that any new advisory contract be approved by a vote of a majority of trustees, who are not parties to the contract to interested persons (as defined under the 1940 Act) of the adviser or sub-adviser ("Disinterested Trustees"), at an in-person meeting called for the purpose of voting on such contract. However, because the Board felt that it was important to make a change by the end of the year, it tentatively approved the sub-investment advisory agreement and authorized other actions, such as the calling of a shareholders meeting, the preparation of this proxy statement, and the providing of notice of the termination of the existing subadvisory agreement with Mellon. The Board is scheduled to meet in-person on December 20, 2001, at which time it will formally consider the new sub-investment advisory agreement with MFS after meeting with representatives of MFS. The proxies being solicited are contingent upon final Board approval at its in-person meeting.

     Aside from the differences in fees noted above, the new sub-investment advisory agreement is substantially identical to the existing sub-investment advisory agreement, except for the entity serving as sub-adviser and the dates of execution and termination. The description of the New Sub-Investment Advisory Agreement, which is set forth below, is qualified in its entirety by reference to the Form of New Sub-Investment Advisory Agreement, a copy of which is attached to this Proxy Statement as Exhibit A.

                                BOARD EVALUATION

     At its October 24, 2001 meeting, the Board of Trustees had the assistance of legal counsel who provided advice on, among other things, the Board's fiduciary obligation in considering the proposed New Sub-Investment Advisory Agreement. At least 75% of the Trustees are Disinterested Trustees.

     In evaluating the proposed new sub-adviser, the Board of Trustees reviewed materials furnished by management and Fund counsel. The Board of Trustees reviewed information about MFS, including its personnel, operations, and financial condition. The Board of Trustees reviewed information regarding the investment performance of MFS on an absolute basis and compared to other investment advisers (the "peer group").

     The Board of Trustees specifically considered the following as relevant to its recommendation: (1) that the terms of the New Sub-Investment Advisory Agreement are substantially identical to the Existing Sub-Investment Advisory Agreement except for the entity serving as sub-adviser and different dates of execution and termination; (2) the change in sub-adviser will not result in any decrease in the level of services provided to the Fund; (3) the financial strength and investment advisory resources of MFS; (4) the favorable reputation, qualifications and background of MFS, as well as the qualifications of its personnel; (5) the experience of MFS with other U.S. registered investment companies; (6) MFS' ability to provide quality investment advisory and other services; (7) the impact on the Fund of the redemption by the Plan of all its shares; (8) the change in the contractual expense limitation from 1.08% to .94%;
(9) the relative performance of the Fund since commencement of operations to comparable mutual funds and unmanaged indices; and (10) other factors deemed relevant by the Trustees.

     Based upon its evaluation of all relevant factors, the Board of Trustees tentatively concluded that shareholders should benefit from the change to MFS as sub-adviser and that the proposed New Sub-Investment Advisory Agreement was in the best interests of the Fund and its shareholders. Based on its review, the Board called the Special Meeting and authorized the solicitation of proxies seeking shareholder approval of the New Sub-Investment Advisory Agreement, subject to the Board's final approval at its in-person meeting.

            DESCRIPTION OF EXISTING SUB-INVESTMENT ADVISORY AGREEMENT

     Pursuant to the Existing Sub-Investment Advisory Agreement, Mellon serves as the sub-adviser for the Fund. Mellon provides an investment program for the Fund in accordance with the Fund's investment policies, limitations and restrictions.

     For the subadvisory services provided to the Fund, Mellon receives a monthly fee based on the Fund's average daily net assets. Mellon was paid by the Fund $537,689 in aggregate subadvisory fees during the fiscal year ended December 31, 2000.

     Under the terms of the Existing Sub-Investment Advisory Agreement, the sub-adviser is not liable to the Adviser or the Trust for any error of judgment, mistake of law or any loss suffered in connection with any matters to which the agreement relates or any other act or omission in the performance of its duties under the agreement, except in the case of its willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the agreement.

     The Existing Investment Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by the Fund, upon the vote of a majority of Trustees or by a vote of the majority of the Fund's outstanding voting securities, and by Mellon. The Existing Sub-Investment Advisory Agreement also terminates upon the termination of the Investment Advisory Agreement between the Fund and the Adviser.

     The Existing Sub-Investment Advisory Agreement is dated September 27, 2001. The most recent action taken by the Board with respect to the Existing Sub-Investment Advisory Agreement was March 15, 2001 in connection with the reorganization of the Fund.

                    THE NEW SUB-INVESTMENT ADVISORY AGREEMENT

     The New Sub-Investment Advisory Agreement for the Fund will be dated as of December 31, 2001. The New Sub-Investment Advisory Agreement will be in effect for an initial term ending on December 31, 2002 and to be continued thereafter from year to year if specifically approved by a vote of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees and, in either event, by a vote of a majority of Disinterested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders do not approve the New Sub-Investment Advisory Agreement or the Board does not formally approve the New Sub-Investment Advisory Agreement at its in-person meeting, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

   DIFFERENCES BETWEEN THE EXISTING AND NEW SUB-INVESTMENT ADVISORY AGREEMENTS

     The New Sub-Investment Advisory Agreement is substantially identical to the Existing Sub-Investment Advisory Agreement, except for the sub-adviser, the dates of execution and termination and fees.

     The fee schedule for the New Sub-Investment Advisory Agreement will be 0.40 of 1% per annum on the first $250 million of the Fund's average daily net assets; 0.35 of 1% per annum on the next $250 million of the Fund's average daily net assets; and 0.325 of 1% per annum on the Fund's average daily net assets over $500 million. The fee schedule for the Existing Sub-Investment Advisory Agreement is 0.40 of 1% per annum on the first $100 million of the Fund's average daily net assets; 0.35 of 1% per annum on the next $150 million of the Fund's average daily net assets; 0.30 of 1% per annum on the next $250 million of the Fund's average daily net assets; and 0.25 of 1% per annum on the Fund's average daily net assets over $500 million. The subadvisory fees are paid to the sub-adviser by the Adviser. The advisory fees borne by the Fund remain unchanged.

                           DESCRIPTION OF NEW ADVISER

     MFS is a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One SunLife Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H 1J9, which in turn is a wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. at the same address.

     Exhibit B contains tables listing the directors and principal executive officers of MFS and their principal occupations. Unless otherwise noted, the business address of each person is the same as the principal business address of MFS. None of the trustees or officers of the Trust are employees, officers, directors or shareholders of MFS. Exhibit C sets forth the fees and other information regarding investment companies advised by MFS that have similar investment objectives to the Fund.

                                  REQUIRED VOTE

     Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as more fully described above.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Under Delaware law, the Trust is not required to hold annual shareholders' meetings, but it will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Trust's shares. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders' meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

                          DISTRIBUTOR AND ADMINISTRATOR

     Set forth below are the names and addresses of the Trust's distributor and administrator:

ADMINISTRATOR                                DISTRIBUTOR

ABN AMRO Investment                          ABN AMRO Distribution
  Fund Services, Inc.                          Services (USA) Inc.
171 North Clark Street, 12MD                 3200 Horizon Drive
Chicago, IL  60601-3294                      King of Prussia, PA  19406

     During the fiscal year ended October 31, 2000, the Trust paid Alleghany Investment Services, Inc., predecessor of ABN AMRO Investment Fund Services, Inc., $2.76 million for providing administrative services to the Trust, of which $2.18 million was paid to PFPC Inc., as sub-administrator.

November __, 2001

                                    EXHIBIT A

                  FORM OF NEW SUB-INVESTMENT ADVISORY AGREEMENT
                   BETWEEN ABN AMRO ASSET MANAGEMENT (USA) LLC
                      AND MFS INSTITUTIONAL ADVISORS, INC.

     SUB-INVESTMENT ADVISORY AGREEMENT (the "Agreement") made this ___ day of ____________, 2001, by and between ABN AMRO Asset Management (USA) LLC (hereinafter referred to as the "Investment Advisor") and MFS Institutional Advisors, Inc. (hereinafter referred to as the "Sub-Advisor"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                               W I T N E S E T H:

     WHEREAS, the Investment Advisor wishes to enter into a contract with the Sub-Advisor to render the Investment Advisor the following services:

     Provide research, analysis, advice and recommendations with respect to the purchase and sale of securities, and make investment commitments regarding assets of the ABN AMRO Value Fund (hereinafter referred to as the "Fund"; the Fund is a series of the ABN AMRO Funds, hereinafter referred to as the "Trust"), subject to oversight by the Board of Trustees of the Trust and the supervision of the Investment Advisor.

     NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

     1. As compensation for the services enumerated herein, the Investment Advisor will pay the Sub-Advisor a fee, which shall be calculated monthly and payable monthly, as set forth in Schedule A hereto.

     If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Sub-Advisor's compensation for such fraction of the month shall be determined by applying the foregoing percentages to the average daily net asset value of the Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

     2. This Agreement shall become effective as of the date first above written, subject to the approval of the Trustees of the Trust in accordance with the provisions of the Investment Company Act of 1940 (the "Act"). The Investment Advisor will promptly advise the Sub-Advisor as to the giving of such approval. The Investment Advisor represents that it is the investment advisor of the Fund, with the authority as such to enter into this Agreement.

     3. This Agreement shall continue for a period ending one year from its effective date. It may be renewed thereafter by the Investment Advisor and the Sub-Advisor for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Trust's Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will terminate automatically without the payment of any penalty upon termination of the Investment Advisory Agreement ("Investment Advisory Agreement") relating to the Fund between the Trust and the Investment Advisor (accompanied by simultaneous notice to the Sub-Advisor) or upon sixty days' written notice by the Trust to the Sub-Advisor that the Trustees of the Trust or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, have terminated this Agreement. This Agreement may also be terminated by the Sub-Advisor without penalty upon sixty days' written notice to Investment Advisor and the Trust.

     This Agreement shall terminate automatically in the event of its assignment or (upon notice thereof to the Sub-Advisor) the assignment of the Investment Advisory Agreement, unless its continuation thereafter is approved by the Board of Trustees of the Trust and the shareholders of the Fund as required by the Act (in each case as the term "assignment" is defined in Section 2(a)(4) of the Act).

     4. Subject to the supervision of the Board of Trustees of the Trust and the Investment Advisor, the Sub-Advisor will provide an investment program for the Fund, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund, and will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Advisor will provide the services under this Agreement in accordance with the Fund's investment objective policies and restrictions as stated in the Prospectus (as used herein this term includes the related Statement of Additional Information). The Sub-Advisor further agrees that it:

          (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal or State agencies which now have or in the future will have jurisdiction over its activities;

          (b) will pay expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for the Fund, provided that the Sub-Advisor will not pay for or provide a credit with respect to any research provided to it in accordance with
Section 4(c);

          (c) will place orders pursuant to its investment determinations for the Fund either directly with any broker or dealer, or with the issuer. In placing orders with brokers or dealers, the Sub-Advisor will attempt to obtain the best overall price and the most favorable execution of its orders, except as provided below. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor has been advised by the Investment Advisor that the Trust has authorized the Investment Advisor to authorize the Sub-Advisor, in its discretion, to purchase and sell securities to and from brokers and dealers who promote the sale of Fund shares and the Investment Advisor hereby so authorizes the Sub-Advisor. In no instance will securities be purchased from or sold to the Sub-Advisor or any affiliated person of the Sub-Advisor as principal. Notwithstanding the foregoing sentence, the Sub-Advisor may arrange for the execution of brokered transactions through an affiliated broker dealer in conformity with policies and procedures for such purpose if, when, and as established by the Trustees of the Fund. Subject to policies established by the Board of Trustees of the Trust and communicated to the Sub-Advisor, it is understood that the Sub-Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Investment Advisor or the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Advisor's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion.

          (d) will review the daily valuation of securities owned by the Fund as obtained on a daily basis by the Fund's administrator and furnished by it to Sub-Advisor, and will promptly notify the Trust and the Investment Advisor if the Sub-Advisor believes that any such valuations may not properly reflect the market value of any securities owned by the Fund, provided, however, that the Sub-Advisor is not required by this sub-paragraph to obtain valuations of any such securities from brokers or dealers or otherwise, or to otherwise independently verify valuations of any such securities.

          (e) will attend regular business and investment-related meetings with the Trust's Board of Trustees and the Investment Advisor if requested to do so by the Trust and/or the Investment Advisor.

          (f) maintain books and records with respect to the securities transactions for the Fund, furnish to the Investment Advisor and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Advisor all of the Sub-Advisor's reports to the Trust's Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

     5. Sub-Advisor agrees with respect to the services provided to the Fund that it:

          (a) will upon request telecopy trade information to the investment adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Investment Advisor; and

          (b) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and its prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where Sub-Advisor is advised by counsel that the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     6. In compliance with the requirements of Rule 31a-3 under the Act, Sub-Advisor acknowledges that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any of such records upon the Trust's request, provided, that Sub-Advisor may retain copies thereof at its own expense. Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records required to be maintained by Rule 31a-1 under the Act relating to transactions placed by Sub-Advisor for the Fund.

     7. It is expressly understood and agreed that the services to be rendered by the Sub-Advisor to the Investment Advisor under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Advisor shall be free to provide similar or different services to others so long as its ability to provide the services provided for in this Agreement shall not be materially impaired thereby.

     8. The Investment Advisor agrees that it will furnish currently to the Sub-Advisor all information with reference to the Fund and the Trust that is reasonably necessary to permit the Sub-Advisor to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied. Without limiting the generality of the foregoing, Investment Advisor will furnish to Sub-Advisor procedures consistent with the Trust's contract with the Fund's custodian from time to time (the "Custodian"), and reasonably satisfactory to Sub-Advisor, for consummation of portfolio transactions for the Fund by payment to or delivery by the Custodian of all cash and/or securities or other investments due to or from the Fund, and Sub-Advisor shall not have possession or custody thereof or any responsibility or liability with respect to such custody. Upon giving proper instructions to the Custodian, Sub-Advisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     9. The Sub-Advisor and its directors, officers, stockholders, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Advisor or the Trust in connection with any matters to which this Agreement relates or for any other act or omission in the performance by the Sub-Advisor of its duties under this agreement except that nothing herein contained shall be construed to protect the Sub-Advisor against any liability by reason of the Sub-Advisor's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

     10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. Except to the extent governed by federal law including the Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

     11. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved in accordance with the Act.

     12. Any notice to be given hereunder may be given by personal notification or by facsimile transmission, to the party specified at the address stated below:

To the Investment Advisor at:            ABN AMRO Asset Management (USA) LLC
                                         171 North Clark Street
                                         Chicago, Illinois 60601
                                         Attn: Stuart D. Bilton
                                         Facsimile:  (312) 223-5143

To the Sub-Advisor at:



                                         Attn:
                                         Facsimile:

To the Fund or the Trust at:             The ABN AMRO Funds
                                         161 North Clark Street
                                         Chicago, Illinois 60601
                                         Attn: Gerald F. Dillenburg
                                         Facsimile:  (312) 223-5608

With copies to:                          _________________________________
                                         _________________________________
                                         _________________________________
                                         _________________________________
or addressed as such party may from time to time designate by notice to other parties in accordance herewith.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

ATTEST:                                      ABN AMRO ASSET MANAGEMENT (USA) LLC


_________________________________            By:_______________________________


ATTEST:                                      MFS INSTITUTIONAL ADVISORS, INC.


_________________________________            By:_______________________________

                                    EXHIBIT B

                   DIRECTORS AND OFFICERS ASSOCIATED WITH MFS

NAME                              TITLE/POSITION                  OTHER BUSINESS

Arnold D. Scott                   Director and Senior
                                      Executive Vice President
James C. Baillie                  Director and President
Kevin R. Parke                    Director and Executive Vice
                                      President and CEO
Thomas J. Cashman, Jr.            Director and Executive Vice
                                      President
Joseph W. Dello Russo             Director, Executive Vice President
                                      and CFO and CAO
William W. Scott                  Director and Vice Chairman
Donald A. Stewart                 Director
C. James Prieur                   Director
William W. Stinson                Director
Jeffrey L. Shames                 Chairman and CEO

                                    EXHIBIT C

                 COMPARABLE INVESTMENT COMPANIES ADVISED BY MFS

     The following are investment companies with investment objectives similar to the Fund, for which MFS provides advisory services:

                                                       Advisory Compensation
                             Total Net Assets as of      on an Annual Basis
                               September 30, 2001      on the Value of Average
Name of Investment Company       (in Thousands)           Daily Net Assets
--------------------------       --------------           ----------------

MFS Value Fund

                                   APPENDIX 1

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES
                            (AS OF OCTOBER 31, 2001)

ABN AMRO VALUE FUND

SHAREHOLDERS                       SHARES OWNED                 PERCENTAGE OWNED
------------                       ------------                 ----------------

                                  SAMPLE PROXY

ABN AMRO
A SERIES OF ABN AMRO FUNDS

THE UNDERSIGNED HEREBY APPOINTS DAVID WHITAKER AND TINA PAINE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ABN AMRO VALUE FUND OF ABN AMRO FUNDS HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 31, 2001, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2001 AND ANY ADJOURNMENT THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO "APPROVE" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date

Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

Signature(s) (Capacity, if applicable)

                                      PROXY

                                 ABN AMRO FUNDS

Special Meeting of Shareholders to be held on December 21, 2001
ABN AMRO Value Fund
161 North Clark Street, Chicago, Illinois  60601

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted to "APPROVE" the proposal.

     Please vote by filling in the box(es) below

     1. To approve or disapprove a new investment advisory agreement for the Fund with MFS Institutional Advisors, Inc.

            ()Approve             ()Disapprove         ()Abstain